                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8 - K/A

                       AMENDMENT TO APPLICATION OR REPORT
                  Filed pursuant to Section 12, 13 or 15 (d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                         MEDICAL ACTION INDUSTRIES INC.
                         ------------------------------
               (Exact name of registrant as specified in charter)

                                 AMENDMENT NO. 1

     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its November 8, 2002 Current Report on Form 8-K as set forth in the pages attached hereto:

     Item 7 - Financial statements and Exhibits

     (a) Financial Statements of Business Acquired

     (b) o     Pro Forma Combined Condensed Financial Data

         o Pro Forma Combined Balance Sheets at September 30, 2002 (Medical Action Industries Inc.) and September 29, 2002 (Acquired Business)

         o Pro Forma Condensed Income Statement for the fiscal year ended March 31, 2002 (Medical Action Industries Inc.) and for the twelve months ended December 30, 2001 (Acquired Business)

         o Pro Forma Condensed Income Statement for the six months ended September 30, 2002 (Medical Action Industries Inc.) and for the six months ended September 29, 2002 (Acquired Business)

     (c) Exhibits

         (23)  Consent of Ernst & Young LLP

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MEDICAL ACTION INDUSTRIES INC.
                                            ------------------------------
                                                     (Registrant)


Date: January 6, 2003                   By: /s/ Richard G. Satin
      ---------------                       ------------------------------------
                                            Richard G. Satin
                                            (Principal Accounting Officer)

FINANCIAL STATEMENTS
Biosafety Division of Maxxim Medical, Inc.

Financial Statements
--------------------
Period from October 29, 2001 to December 30, 2001 and the Fiscal
Years ended October 28, 2001, October 29, 2000 and October 31, 1999

                   Biosafety Division of Maxxim Medical, Inc.

                              Financial Statements

        Period from October 29, 2001 to December 30, 2001, and the Fiscal

       Years ended October 28, 2001, October 29, 2000 and October 31, 1999





                                    CONTENTS

Report of Independent Auditors.............................................    1

Financial Statements

Balance Sheets.............................................................    2
Statements of Operations...................................................    3
Statements of Cash Flows...................................................    5
Notes to Financial Statements..............................................    7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
Maxxim Medical, Inc.:

We have audited the accompanying balance sheets of the Biosafety Division of Maxxim Medical, Inc. (the Division) as of December 30, 2001, October 28, 2001 and October 29, 2000, and the related statements of operations and cash flows for the two month period from October 29, 2001 to December 30, 2001 and each of the three fiscal years in the period ended October 28, 2001. These financial statements are the responsibility of the Division's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Division at December 30, 2001, October 28, 2001 and October 29, 2000, and the results of its operations and its cash flows for the two month period from October 29, 2001 to December 30, 2001 and for each of the three fiscal years in the period ended October 28, 2001, in conformity with accounting principles generally accepted in the United States.

                                                       Ernst & Young LLP

Stamford, Connecticut
December 13, 2002.

                   Biosafety Division of Maxxim Medical, Inc.

                                 Balance Sheets
                                 (In thousands)

                                                        DECEMBER 30,   OCTOBER 28,   OCTOBER 29,
                                                           2001          2001           2000
                                                       --------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash                                                   $  --         $   --       $       1
   Accounts receivable                                      1,497          1,525           697
   Inventories                                                753            634         1,243
   Deferred tax asset                                         458            490         1,136
                                                       --------------------------------------------
       Total current assets                                 2,708          2,649         3,077

   Property, plant and equipment, net                       5,217          5,411         6,555
   Goodwill, net                                            20,968        21,100        21,891
                                                       --------------------------------------------
         Total assets                                     $ 28,893      $ 29,160      $ 31,523
                                                       ============================================

LIABILITIES AND DIVISIONAL CONTROL ACCOUNT
CURRENT LIABILITIES:
   Accounts payable                                       $  1,093      $    932      $  1,476
   Current maturities of capital lease obligations             652           512           492
   Accrued liabilities                                         289           214           569
                                                       --------------------------------------------
         Total current liabilities                           2,034         1,658         2,537

   Capital lease obligations, net of current maturities      2,870         3,093         3,587
                                                       --------------------------------------------
         Total liabilities                                   4,904         4,751         6,124

Divisional control account                                  23,989        24,409        25,399
                                                       --------------------------------------------
Total liabilities and divisional control account          $ 28,893      $ 29,160      $ 31,523
                                                       ============================================

See accompanying notes.

                   Biosafety Division of Maxxim Medical, Inc.

                            Statements of Operations
                                 (In thousands)

                                                      TWO MONTH PERIOD
                                           OCTOBER 29, 2001 -     OCTOBER 30, 2000 -
                                           DECEMBER 30, 2001      DECEMBER 24, 2000
                                           -----------------      -----------------
                                                                     (UNAUDITED)
Net sales                                      $  4,784               $ 4,348
Cost of sales                                     2,924                 2,889
                                           -----------------      -----------------
Gross profit                                      1,860                 1,459

Operating expenses:
   Selling, general and administrative            1,406                 1,390
                                           -----------------      -----------------

Income from operations                              454                    69

Interest expense                                     48                    48
                                           -----------------      -----------------

Income before income taxes                          406                    21

Provision for income taxes                          232                    67
                                           -----------------      -----------------

Net income (loss)                              $    174               $   (46)
                                           =================      ================

See accompanying notes.

Biosafety Division of Maxxim Medical, Inc.

                            Statements of Operations
                                 (In thousands)

                                                                  FISCAL YEARS ENDED
                                              OCTOBER 28,            OCTOBER 29,         OCTOBER 31,
                                                 2001                   2000                1999
                                            ----------------------------------------------------------
Net sales                                      $ 30,232               $ 28,478             $ 29,157
Cost of sales                                    18,311                 18,917               17,342
                                            ----------------------------------------------------------
Gross profit                                     11,921                  9,561               11,815

Operating expenses:
   Selling, general and administrative            8,089                  8,719                8,523
                                            ----------------------------------------------------------

Income from operations                            3,832                    842                3,292

Interest expense                                    303                    307                  310
                                            ----------------------------------------------------------

Income before income taxes                        3,529                    535                2,982

Provision for income taxes                        1,864                    577                1,631
                                            ----------------------------------------------------------

Net income (loss)                               $ 1,665               $    (42)            $  1,351
                                            ==========================================================



See accompanying notes.

                   Biosafety Division of Maxxim Medical, Inc.

                            Statements of Cash Flows
                                 (In thousands)

                                                               OCTOBER 29, 2001 -       OCTOBER 30, 2000 -
                                                               DECEMBER 30, 2001        DECEMBER 24, 2000
                                                               --------------------------------------------
                                                                                            (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                   $    174                  $   (46)
Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
     Deferred income tax provision                                        32                      161
     Depreciation                                                        194                      201
     Amortization of intangibles                                         132                      132
Changes in current assets and liabilities:
     Accounts receivable                                                  28                     (711)
     Inventories                                                        (118)                     273
     Accounts payable                                                    160                     (303)
     Accrued expenses                                                     75                     (105)
                                                               --------------------------------------------
Net cash provided by (used in) operating activities                      677                     (398)
                                                               --------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of capital leases                                           (83)                     (77)
   Funding provided (to) by Maxxim                                      (594)                     474
                                                               --------------------------------------------
Net cash (used in) provided by financing activities                     (677)                     397
                                                               --------------------------------------------

CHANGE IN CASH                                                          --                         (1)
   Beginning of the period                                              --                          1
                                                               --------------------------------------------
   End of the period                                                  $ --                    $   --
                                                               ============================================

   Cash interest paid                                                 $   48                  $    48



See accompanying notes.

                   Biosafety Division of Maxxim Medical, Inc.

                            Statements of Cash Flows
                                 (In thousands)

                                                                                  FISCAL YEARS ENDED
                                                                OCTOBER 28,         OCTOBER 29,          OCTOBER 31,
                                                                   2001                2000                 1999
                                                               -----------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                 $  1,665            $    (42)           $  1,351
Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
     Deferred income tax provision                                     646                 392               1,335
     Loss on disposal of fixed assets                                   --                  65                --
     Depreciation                                                    1,191               1,159               1,178
     Amortization of intangibles                                       791                 820                 776
Changes in current assets and liabilities:
     Accounts receivable                                              (828)                754                 476
     Inventories                                                       608               1,290                (529)
     Prepaid expenses                                                   --                 157                  10
     Accounts payable                                                 (543)                502                (438)
     Accrued expenses                                                 (355)                185                (434)
                                                               -----------------------------------------------------
       Net cash provided by operating activities                     3,175               5,282               3,725
                                                               -----------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property, plant and equipment                          (75)                (43)               (282)
                                                               -----------------------------------------------------
       Net cash used in investing activities                           (75)                (43)               (282)
                                                               -----------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of capital leases                                        (474)               (424)               (538)
   Funding provided to Maxxim                                       (2,627)             (4,815)             (2,905)
                                                               -----------------------------------------------------
       Net cash used in financing activities                        (3,101)             (5,239)             (3,443)
                                                               -----------------------------------------------------

CHANGE IN CASH                                                          (1)               --                  --
   Beginning of the period                                               1                   1                   1
                                                               -----------------------------------------------------
   End of the period                                              $   --              $      1            $      1
                                                               =====================================================

   Cash interest paid                                             $    303            $    307            $    310

See accompanying notes.

                              Biosafety Division of
                              Maxxim Medical, Inc.

                          Notes to Financial Statements

1.   BASIS OF PRESENTATION

The accompanying financial statements present the historical financial position and results of operations of the Biosafety Division of Maxxim Medical, Inc. (the "Division") in accordance with accounting principles generally accepted in the United States. The Division was acquired by Maxxim Medical, Inc. ("Maxxim") in June 1998 in a transaction accounted for under the purchase method. This division manufactures biosafety containment products, such as plastic boxes and bags, which are used to dispose of sharp medical instruments and biological waste. The Division primarily operates from its facility in Clarksburg, West Virginia and sells to customers throughout the United States. The Division is managed and reported as a single operating segment.

During the periods presented, the Division was under the control of Maxxim. Accordingly, all operating, financing and investing activities of the Division were funded through interdivisional transactions with Maxxim. The accompanying financial statements reflect this activity in the divisional control account. Accordingly, the accompanying balance sheets do not reflect any amounts due from or to Maxxim. The operating results and financial position of the Division were impacted by the nature of the relationship with Maxxim (see Note 5).

On February 7, 2002, Maxxim changed its fiscal year-end from a fiscal year ending on the Sunday nearest to October 31 to a fiscal year ending on the Sunday nearest to December 31. Accordingly, the accompanying financial statements include the two month transition period from October 29, 2001 to December 30, 2001 (as well as the comparable unaudited period from the prior year).

All of the information included in the accompanying financial statements and notes for the period from October 30, 2000 to December 24, 2000 is unaudited.

On October 25, 2002, Maxxim completed the sale of certain assets of the Division to Medical Action Industries, Inc. ("Medical Action") (see Note 9).

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

The Division recognizes revenue upon shipments to customers, pursuant to customer orders. The Division grants rebates to certain of its customers. Sales to customers that entitle the customer to rebates, and the related receivables, are recognized net of the expected rebate.

                              Biosafety Division of
                              Maxxim Medical, Inc.

                    Notes to Financial Statements (continued)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Due to the short maturities of the Division's cash, receivables and payables, the carrying value of these financial instruments approximates their fair values.

CONCENTRATIONS OF CREDIT RISK

Trade receivables have a concentration of credit risk with hospitals and healthcare distributors. The Division performs continuing credit evaluations of its customers and generally does not require collateral; however in certain circumstances, we may require letters of credit from our customers. Historically, the Division has not experienced significant losses related to receivables from individual customers or groups of customers in any geographic area.

ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

Historically, the Division's balance sheet has not reflected the accounts receivable from the sale of its products because such receivables were administered by Maxxim's corporate office and maintained on the corporate general ledger. In addition, the receivable balances attributable to the Division's sale transactions were not maintained separately from the receivables from sales made by other divisions. As a result of the above and in order to reflect a receivable balance that fairly presents the Division's financial position, the accompanying balance sheets have been prepared as if Maxxim reimbursed the Division for receivables after such amounts had been outstanding for 30 days. Accordingly, the balance sheets reflect accounts receivable balances representing the Division's actual net sales made on the last 30 days of the fiscal period. Consistent with this assumption, an allowance for doubtful accounts has not been provided.

                              Biosafety Division of
                              Maxxim Medical, Inc.

                    Notes to Financial Statements (continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Maxxim acquired the Division in June 1998 for approximately $31,267,000 in cash and the assumption of approximately $5,300,000 of capital lease obligations and accounted for the acquisition under the purchase method. The purchase price was allocated to the fair value of the tangible and intangible net assets acquired. Goodwill related to Maxxim's purchase of the Division was $23,737,000 of which $20,968,000 remained unamortized as of December 30, 2001. The goodwill balance was being amortized over 30 years. The Division evaluates its goodwill for impairment by comparing the carrying value to estimated undiscounted future cash flows. If an impairment were identified, the Division would adjust the carrying amount to the value of the future discounted cash flows. At December 30, 2001, no goodwill impairment exists. The Division adopted SFAS No. 142, "Goodwill and Other Intangible Assets" on December 31, 2001 and in accordance with such statement, ceased amortization of goodwill as of December 31, 2001. SFAS No. 142 also requires that goodwill be assessed for impairment upon adoption and annually thereafter. Management believes that an impairment loss will be incurred in fiscal 2002 in connection with the sale of the Division to Medical Action on October 25, 2002 (see Note 9).

INVENTORIES

Inventory is carried at the lower of cost or market. In determining market value, allowances for excess and obsolete items are provided. Cost is determined using the average cost method.

Inventory included the following as of:

                                      DECEMBER 30,         OCTOBER 28,        OCTOBER 29,
                                         2001                 2001               2000
                                   ------------------    ----------------    --------------
                                                       (IN THOUSANDS)
     Raw materials                          $  390              $  320            $   713
     Work in progress                           --                   -                342
     Finished goods                            530                 484              1,227
     Allowance for excess and
     obsolete inventory                       (167)               (170)            (1,039)
                                      ------------         -----------        -----------
                                            $  753               $ 634            $ 1,243
                                      ============         ===========        ===========

                              Biosafety Division of
                              Maxxim Medical, Inc.

                    Notes to Financial Statements (continued)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY, PLANT AND EQUIPMENT

The costs of ordinary maintenance and repairs are expensed, while renewals and betterments are capitalized. Depreciation on property and equipment is computed for financial reporting purposes using the straight-line method over the estimated useful lives of the assets. Property and equipment included the following as of:

                                               USEFUL          DECEMBER 30,    OCTOBER 28,    OCTOBER 29,
                                                LIFE              2001            2001           2000
                                           ----------------------------------------------------------------
     Land                                                      $   271          $   271         $   271
     Buildings and Improvements              5-25 years          1,956            1,956           1,930
     Machinery and Equipment                 2-10 years          6,638            6,638           6,622
     Furniture and Fixtures                  3-5 years             432              432             427
     Accumulated Depreciation                                   (4,080)          (3,886)         (2,695)
                                                          -------------------------------------------------
                                                               $ 5,217          $ 5,411           $ 6,555
                                                          =================================================

INCOME TAXES

The Division is included in the consolidated return of Maxxim for federal income tax purposes. The Division uses the asset and liability method of accounting for income taxes whereby deferred income taxes are recorded for the future tax consequences attributable to differences between the financial statement and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred tax assets and liabilities are revalued to reflect new tax rates in the periods rate changes are enacted.

                              Biosafety Division of
                              Maxxim Medical, Inc.

                    Notes to Financial Statements (continued)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECENT ACCOUNTING PRONOUNCEMENTS

Business Combinations and Goodwill Impairments

In June 2001, the Financial Accounting Standards Board issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 changes the accounting for goodwill from an amortization method to an impairment-only approach, whereby goodwill is assessed annually for impairment and more frequent assessments are conducted if circumstances indicate a possible impairment. SFAS No. 142 requires the Company to continue to amortize goodwill existing at June 30, 2001 through December 30, 2001, ceasing goodwill amortization at the beginning of fiscal year 2002. Goodwill amortization charges for the year ending October 28, 2001 were $791,000 and the amortization charges for the two month period ended December 30, 2001 were $132,000. Management believes that an impairment loss will be incurred in fiscal 2002 in connection with the sale of the Division to Medical Action on October 25, 2002 (see Note 9).

Impairment and Disposal of Long-Lived Assets

In October 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 144, "Accounting for the Impairment of Long-Lived Assets". The statement is effective in fiscal 2002 on a prospective basis. The statement establishes a single accounting model for the impairment of long-lived assets to be held and used or to be disposed of by sale or abandonment and broadens the definition of discontinued operations. The Division believes that the adoption of SFAS No. 144 in fiscal 2002 will not have a material impact on its financial position or results of operations.

Asset Retirement Obligations

In August 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations" which is effective in fiscal 2003. The statement requires the recording of an asset and a liability equal to the present value of the estimated costs associated with the retirement of long-lived assets where a legal or contractual obligation exists. The asset is required to be depreciated over the life of the related equipment or facility, and the liability accreted each year based on a present value interest rate. The Division has not yet evaluated the impact of adopting SFAS No. 143 on its financial position or results of operations.

                              Biosafety Division of
                              Maxxim Medical, Inc.

                    Notes to Financial Statements (continued)


3.   ACCRUED LIABILITIES

Accrued liabilities consists of the following as of:

                                                    DECEMBER 30,      OCTOBER 28,      OCTOBER 29,
                                                        2001              2001             2000
                                                 -----------------------------------------------------
                                                                    (IN THOUSANDS)
     Benefit accrual                                   $ 155           $ 152            $ 483
     Accrued payroll                                      66              30               47
     Accrued commissions                                  68              32               39
                                                 -----------------------------------------------------
                                                       $ 289           $ 214            $ 569
                                                 =====================================================

4.   COMMITMENTS AND CONTINGENCIES

The Division leased the Clarksburg production facility and various equipment under long-term leases and had the option to purchase the assets for a nominal cost at the termination of the lease. Accordingly, these leases are being accounted for as capital leases.

Included in property, plant and equipment are the following assets held under capital leases as of:

                                                   DECEMBER 30,           OCTOBER 28,          OCTOBER 29,
                                                      2001                   2001                 2000
                                              ----------------------  -------------------  -------------------
                                                                       (IN THOUSANDS)
     Land                                            $   271               $  271               $  271
     Buildings                                         1,956                1,956                1,930
     Machinery and equipment                           6,631                6,631                6,592
     Accumulated depreciation                         (3,808)              (3,629)              (2,524)
                                              ----------------------  -------------------  -------------------
                                                     $ 5,050              $ 5,229              $ 6,269
                                              ======================  ===================  ===================

                              Biosafety Division of
                              Maxxim Medical, Inc.

                    Notes to Financial Statements (continued)

4.   COMMITMENTS AND CONTINGENCIES (CONTINUED)

Future minimum lease payments for assets under capital leases at December 30, 2001 are as follows:

     FISCAL YEARS                                           (IN THOUSANDS)
     ------------
     2002                                                         $  835
     2003                                                            835
     2004                                                            808
     2005                                                            588
     2006                                                            316
     Thereafter                                                      716
                                                                  ------
        Total minimum lease payments                               4,098
     Less- amount representing interest                              576
                                                                  ------
     Present value of net minimum lease payments                   3,522
     Less current maturities                                         652
                                                                  ------
                                                                  $2,870
                                                                  ======


LITIGATION

The Division has various lawsuits, claims and contingent liabilities arising from the conduct of business; however, in the opinion of management, they are not expected to have a material adverse effect on the results of operations, cash flow or financial position of the Division.

5.   RELATED PARTY TRANSACTIONS

Certain services are provided to the Division by Maxxim including corporate management, technology/engineering, resin procurement, legal, accounting, treasury, information technology, human resources, benefit administration and insurance. Expenses incurred performing specific activities on behalf of the Division were allocated to the Division. For the two month periods ended December 30, 2001 and December 24, 2000 such amounts were $391,000 and $257,000 (unaudited), respectively. For the years ended October 28, 2001, October 29, 2000 and October 30, 1999, such amounts totaled $1,695,000, and $2,860,000,
$2,849,000 respectively. These allocated expenses are included primarily in selling, general and administrative expenses in the accompanying statements of operations. Management determined the amount of the allocations based on an estimate of the cost incurred by Maxxim in providing such services to the Division. Had the Division used a third party to provide these services, the actual cost could differ from these estimates. Management believes that the amount allocated reasonably approximates the costs incurred by Maxxim in providing such services.

                              Biosafety Division of
                              Maxxim Medical, Inc.

                    Notes to Financial Statements (continued)

6.   INCOME TAXES

The results of operations of the Division for the two month periods ended December 30, 2001 and December 24, 2000, as well as the fiscal years ended October 28, 2001, October 29, 2000 and October 30, 1999 are included in the consolidated federal and state income tax returns of Maxxim. In the accompanying financial statements, the Division has reflected income taxes as if it (a) was a separate company and (b) settles the current amount due to/receivable from Maxxim through the divisional control account.

The provision for income taxes consists of the following:

                                                       TWO MONTH                  TWO MONTH
                                                      PERIOD ENDED              PERIOD ENDED
                                                   DECEMBER 30, 2001          DECEMBER 24, 2000
                                                ----------------------------------------------------
                                                                                 (UNAUDITED)
                                                                  (IN THOUSANDS)
        Current tax provision (benefit)
        U.S. federal                                  $      158                  $    (75)
        U.S. state                                            42                       (19)
                                                -------------------------------------------------
           Total                                             200                       (94)

        Deferred tax provision
        U.S. federal                                          25                       128
        U.S. state                                             7                        33
                                                -------------------------------------------------
           Total                                              32                       161
                                                -------------------------------------------------
        Provision for income taxes                    $      232                   $    67
                                                ====================================================

                                                                          FISCAL YEARS ENDED

                                                     OCTOBER 28,             OCTOBER 29,             OCTOBER 30,
                                                         2001                   2000                     1999
                                                -----------------------------------------------------------------------
                                                                            (IN THOUSANDS)
        Current tax provision
        U.S. federal                                   $   963               $    146                 $   234
        U.S. state                                         255                     39                      62
                                                --------------------------------------------------------------------
           Total                                         1,218                    185                     296

        Deferred tax provision
        U.S. federal                                       511                    310                   1,056
        U.S. state                                         135                     82                     279
                                                --------------------------------------------------------------------
           Total                                           646                    392                   1,335
                                                --------------------------------------------------------------------
        Provision for income taxes                     $ 1,864               $    577                 $ 1,631
                                                ====================================================================

                              Biosafety Division of
                              Maxxim Medical, Inc.

                    Notes to Financial Statements (continued)


6.   INCOME TAXES (CONTINUED)

A reconciliation of income tax expense using the statutory U.S. income tax rate compared with the Division's actual effective tax rate for the periods is as follows:

                                               TWO MONTH                  TWO MONTH
                                              PERIOD ENDED              PERIOD ENDED
                                           DECEMBER 30, 2001          DECEMBER 24, 2000
                                        ----------------------------------------------------
                                                                         (UNAUDITED)
Federal statutory rate                            34%                          34%
State, net of federal benefit                      9                            9
Goodwill amortization                             14                          271
Other, net                                         0                            5
                                        ----------------------------------------------------
                                                  57%                         319%
                                        ====================================================


                                                                FISCAL YEARS ENDED
                                              OCTOBER 28,            OCTOBER 29,          OCTOBER 31,
                                                 2001                   2000                  1999
                                        -------------------------------------------------------------------
Federal statutory rate                            34%                      34%                  34%
State, net of federal benefit                      9                        9                    9
Goodwill amortization                             10                       64                   11
Other, net                                         0                        1                    1
                                        -------------------------------------------------------------------
                                                  53%                     108%                  55%
                                        ===================================================================

The deferred tax assets (liabilities) are as follows:


                                                 DECEMBER 30,           OCTOBER 28,        OCTOBER 29,
                                                     2001                   2001               2000
                                              -------------------------------------------------------------
                                                                       (IN THOUSANDS)
Deferred tax asset:
Rebate accrual                                     $    336             $    419            $    513
Inventory reserve                                        71                   73                 447
Benefit accruals                                         67                   65                 208
Payroll accruals                                         58                   27                  36
                                              -------------------------------------------------------------
Total deferred tax asset                                532                  584               1,204
Deferred tax liability:
Property, plant and equipment                           (64)                 (83)                (59)
Other                                                   (10)                 (11)                 (9)
                                              -------------------------------------------------------------
Total deferred tax liability                            (74)                 (94)                (68)
                                              -------------------------------------------------------------
Net deferred tax asset                              $   458             $    490             $  1,136
                                              =============================================================

                              Biosafety Division of
                              Maxxim Medical, Inc.

                    Notes to Financial Statements (continued)


7.   DIVISIONAL CONTROL

The Division operates as a division of Maxxim. Accordingly, all operating, financing and investing activities of the Division are funded through interdivisional transactions with Maxxim and its other operating divisions and subsidiaries. The accompanying financial statements reflect this activity in the divisional control account.

There has been no direct interest income or expense allocated to the Division by Maxxim with respect to net liabilities or receivables.

The changes in the Division's Divisional Control account are as follows:

                                                  TWO MONTH                   TWO MONTH
                                                 PERIOD ENDED                PERIOD ENDED
                                              DECEMBER 30, 2001            DECEMBER 24, 2000
                                          -------------------------------------------------------
                                                                             (UNAUDITED)
                                                              (IN THOUSANDS)
Balance, beginning of period                    $     24,409               $     25,399
Net income (loss)                                        174                        (46)
Fixed asset transfers                                      -                        (28)
Funding provided (to) by Maxxim                         (594)                       474
                                          -------------------------------------------------------
Balance, end of period                          $     23,989               $     25,799
                                          =======================================================


                                                           FISCAL YEARS ENDED
                                         OCTOBER 28, 2001    OCTOBER 29, 2000   OCTOBER 31, 1999
                                        ---------------------------------------------------------
                                                             (IN THOUSANDS)
Balance, beginning of period              $   25,399          $     30,350       $       31,904
Net income (loss)                              1,665                   (42)               1,351
Fixed asset transfers                            (28)                  (94)                   -
Funding provided to Maxxim                    (2,627)               (4,815)              (2,905)
                                        ---------------------------------------------------------
Balance, end of period                    $   24,409          $     25,399       $       30,350
                                        =========================================================

Fixed asset transfers represent the transfer of equipment from the Division to other Maxxim divisions for no consideration.

                              Biosafety Division of
                              Maxxim Medical, Inc.

                    Notes to Financial Statements (continued)


8.   MAJOR CUSTOMERS

The Division distributes primarily through distributors. Those distributors typically serve under a purchase order or supply agreement between the end-user and the Division. Sales through Owens & Minor, Inc. and General Medical Corp., the Division's largest distributors, were 24.2% and 14.7%, respectively, in the two months ended December 30, 2001. In fiscal 2001, 2000 and 1999, sales through Owens and Minor, Inc and General Medical Corp. were 25.4 % and 17.3%, 24.6% and 18.2% and 18.7% and 16.9%, respectively. For the two months ended December 30, 2001 as well as fiscal years 2001, 2000 and 1999, no other single distributor accounted for more than 10% of the total net sales.

9.   SUBSEQUENT EVENTS

On October 25, 2002, Maxxim completed the sale of certain assets related to the Division to Medical Action Industries, Inc. ("Medical Action"). Maxxim received approximately $19,500,000 for these assets and related supply and non-compete agreements. In conjunction with the sale, Maxxim repaid capital lease obligations outstanding on related buildings and equipment of approximately $2,885,000.

FINANCIAL STATEMENTS
Biosafety Division of Maxxim Medical, Inc.



Selected Interim Financial Statements - Unaudited
--------------------------------------------------

Two Month Period from October 30, 2000 to December 24, 2000,

Six Month Period from March 26, 2001 to September 23, 2001,

Nine Month Period from December 25, 2000 to September 23, 2001,

Six Month Period from April 1, 2002 to September 29, 2002 and the

Nine Month Period from December 31, 2001 to September 29, 2002

                   Biosafety Division of Maxxim Medical, Inc.

                      Selected Interim Financial Statements



               Period from October 30, 2000 to December 24, 2000,

                Period from March 26, 2001 to September 23, 2001,

              Period from December 25, 2000 to September 23, 2001,

               Period from April 1, 2002 to September 29, 2002 and

               Period from December 31, 2001 to September 29, 2002

                                    CONTENTS

Financial Statements

Balance Sheets........................................................    1
Statements of Operations..............................................    2
Statements of Cash Flows..............................................    3
Notes to Financial Statements.........................................    5

                   Biosafety Division of Maxxim Medical, Inc.


                                 Balance Sheets
                                 (In thousands)
                                   (Unaudited)

                                                                        SEPTEMBER 29,
                                                                             2002
                                                                      -----------------
ASSETS
CURRENT ASSETS:
   Cash                                                                 $         --
   Accounts receivable                                                         1,469
   Inventories                                                                   846
   Deferred tax asset                                                            458
                                                                      -----------------
         Total current assets                                                  2,773

   Property, plant and equipment, net                                          4,412
   Goodwill, net                                                              21,277
                                                                      -----------------
         Total assets                                                   $     28,462
                                                                      =================

LIABILITIES AND DIVISIONAL CONTROL ACCOUNT
CURRENT LIABILITIES:

   Accounts payable                                                     $      1,250
   Current maturities of capital lease obligations                               652
   Accrued liabilities                                                           261
                                                                      -----------------
         Total current liabilities                                             2,163

   Capital lease obligations, net of current maturities                        2,467
                                                                      -----------------
         Total liabilities                                                     4,630

Divisional control account                                                    23,832
                                                                      -----------------

         Total liabilities and divisional control account                $    28,462
                                                                      =================


See accompanying notes.

                   Biosafety Division of Maxxim Medical, Inc.

                            Statements of Operations
                                 (In thousands)
                                   (Unaudited)

                                                            TWO MONTH PERIOD
                                                           OCTOBER 30, 2000 -
                                                            DECEMBER 24, 2000
                                                           ------------------
Net sales                                                      $    4,348
Cost of sales                                                       2,889
                                                           -----------------
Gross profit                                                        1,459

Operating expenses:
   Selling, general and administrative                              1,390
                                                           -----------------

Income from operations                                                 69

Interest expense                                                       48
                                                           -----------------

Income before income taxes                                             21

Provision for income taxes                                             67
                                                           -----------------

Net income (loss)                                              $      (46)
                                                           =================




See accompanying notes.

Biosafety Division of Maxxim Medical, Inc.


                            Statements of Operations
                                 (In thousands)
                                   (Unaudited)

                                                                        SIX MONTH PERIOD
                                                         APRIL 1, 2002 -                MARCH 26, 2001 -
                                                        SEPTEMBER 29, 2002             SEPTEMBER 23, 2001
                                                        ------------------             ------------------
Net sales                                                   $    12,539                     $   14,873
Cost of sales                                                     8,255                          8,987
                                                        ------------------             ------------------
Gross profit                                                      4,284                          5,886

Operating expenses:

Selling, general and administrative                               3,402                          3,689
                                                        ------------------             ------------------

Income from operations                                              882                          2,197

Interest expense                                                     58                            151
                                                        ------------------             ------------------

Income before income taxes                                          824                          2,046

Provision for income taxes                                          321                            798
                                                        ------------------             ------------------

Net income                                                 $        503                     $    1,248
                                                        ==================             ==================


See accompanying notes.

                   Biosafety Division of Maxxim Medical, Inc.


                            Statements of Operations
                                 (In thousands)
                                   (Unaudited)

                                                                        NINE MONTH PERIOD
                                                      DECEMBER 31, 2001 -               DECEMBER 25, 2000 -
                                                      SEPTEMBER 29, 2002                SEPTEMBER 23, 2001
                                                      -------------------               -------------------
Net sales                                                  $    19,334                        $   22,668
Cost of sales                                                   12,486                            13,612
                                                      -------------------               -------------------
Gross profit                                                     6,848                             9,056

Operating expenses:

Selling, general and administrative                              5,327                             5,751
                                                      -------------------               -------------------

Income from operations                                           1,521                             3,305

Interest expense                                                   115                               231
                                                      -------------------               -------------------

Income before income taxes                                       1,406                             3,074

Provision for income taxes                                         548                             1,199
                                                      -------------------               -------------------

Net income                                                 $       858                         $   1,875
                                                      ===================               ===================


See accompanying notes.

                   Biosafety Division of Maxxim Medical, Inc.


                            Statements of Cash Flows
                                 (In thousands)
                                   (Unaudited)

                                                                      TWO MONTH PERIOD
                                                                     OCTOBER 30, 2000 -
                                                                     DECEMBER 24, 2000
                                                                     ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                           $   (46)
Adjustments to reconcile net earnings to net cash provided by operating activities:
     Deferred income tax provision                                              161
     Depreciation                                                               201
     Amortization of intangibles                                                132
Changes in current assets and liabilities:
     Accounts receivable                                                       (711)
     Inventories                                                                273
     Accounts payable                                                          (303)
     Accrued expenses                                                          (105)
                                                                     ------------------
Net cash used in (provided by) operating activities                            (398)
                                                                     ------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of capital leases                                                  (77)
   Funding provided by Maxxim                                                   474
                                                                     ------------------
Net cash provided (to) by financing activities                                  397
                                                                     ------------------

CHANGE IN CASH                                                                   (1)
   Beginning of the period                                                        1
                                                                     ------------------
   End of the period                                                        $     -
                                                                     ==================

   Cash interest paid                                                       $    48


See accompanying notes.

                   Biosafety Division of Maxxim Medical, Inc.


                            Statements of Cash Flows
                                 (In thousands)
                                   (Unaudited)

                                                                           SIX MONTHS ENDED
                                                             APRIL 1, 2002 -             MARCH 26, 2001 -
                                                            SEPTEMBER 29, 2002          SEPTEMBER 23, 2001
                                                            ----------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings                                                    $      503                  $    1,248
Adjustments to reconcile net earnings to net cash
provided by operating activities:
   Depreciation                                                        582                         590
   Amortization of intangibles                                           -                         395
Changes in current assets and liabilities:
   Accounts receivable                                                  16                         216
   Inventories                                                          46                         129
   Accounts payable                                                    195                        (157)
   Accrued expenses                                                    (42)                         19
                                                            ----------------------------------------------
Net cash provided by operating activities                            1,300                       2,440
                                                            ----------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment                             (56)                        (35)
                                                            ----------------------------------------------
Net cash used in investing activities                                  (56)                        (35)
                                                            ----------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of capital leases                                           (266)                       (239)
Funding provided to Maxxim                                            (978)                     (2,166)
                                                            ----------------------------------------------
Net cash used in financing activities                               (1,244)                     (2,405)
                                                            ----------------------------------------------

CHANGE IN CASH                                                           -                           -
   Beginning of the period                                               -                           -
                                                            ----------------------------------------------
   End of the period                                               $     -                  $        -
                                                            ==============================================

   Cash interest paid                                              $    58                  $      151



See accompanying notes.

                   Biosafety Division of Maxxim Medical, Inc.


                            Statements of Cash Flows
                                 (In thousands)
                                   (Unaudited)

                                                                           NINE MONTHS ENDED
                                                            DECEMBER 31, 2001 -         DECEMBER 25, 2000 -
                                                            SEPTEMBER 29, 2002           SEPTEMBER 23, 2001
                                                            -------------------         -------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings                                                      $     858                   $   1,875
Adjustments to reconcile net earnings to net cash
provided by operating activities:
   Depreciation                                                         873                         892
   Amortization of intangibles                                            -                         593
Changes in current assets and liabilities:
   Accounts receivable                                                   28                        (179)
   Inventories                                                          (93)                        215
   Accounts payable                                                     157                        (304)
   Accrued expenses                                                     (28)                       (240)
                                                            -------------------         -------------------
Net cash provided by operating activities                             1,795                       2,852
                                                            -------------------         -------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment                              (68)                        (75)
                                                            -------------------         -------------------
Net cash used in investing activities                                   (68)                        (75)
                                                            -------------------         -------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of capital leases                                            (404)                       (356)
Funding provided to Maxxim                                           (1,323)                     (2,421)
                                                            -------------------         -------------------
Net cash used in financing activities                                (1,727)                     (2,777)
                                                            -------------------         -------------------

CHANGE IN CASH                                                            -                           -
   Beginning of the period                                                -                           -
                                                            -------------------         -------------------
   End of the period                                              $       -                   $       -
                                                            ===================         ===================

   Cash interest paid                                             $     115                   $     231


See accompanying notes.

                              Biosafety Division of
                              Maxxim Medical, Inc.

                      Notes to Interim Financial Statements
                                   (Unaudited)


1.   BASIS OF PRESENTATION

The accompanying unaudited interim financial statements present the historical financial position and results of operations of the Biosafety Division of Maxxim Medical, Inc. (the "Division") in accordance with accounting principles generally accepted in the United States. The Division was acquired by Maxxim Medical, Inc. ("Maxxim") in June 1998 in a transaction accounted for under the purchase method. This division manufactures biosafety containment products, such as plastic boxes and bags, which are used to dispose of sharp medical instruments and biological waste. The Division primarily operates from its facility in Clarksburg, West Virginia and sells to customers throughout the United States. The Division is managed and reported as a single operating segment.

During the periods presented, the Division was under the control of Maxxim. Accordingly, all operating, financing and investing activities of the Division were funded through interdivisional transactions with Maxxim. The accompanying financial statements reflect this activity in the divisional control account. Accordingly, the accompanying balance sheets do not reflect any amounts due from or to Maxxim. The operating results and financial position of the Division were impacted by the nature of the relationship with Maxxim (see Note 3).

Prior to June 7, 2002, the Division presented its financial statements for the periods from November 12, 1999 (the date on which Maxxim completed a leveraged recapitalization transaction) through June 6, 2002 using the historical basis of its assets and liabilities. The accounting basis of the assets and liabilities was established in June 1998 when the Division was acquired by Maxxim in a purchase business combination. On June 7, 2002, Maxxim acquired common shares held by certain continuing shareholders. Given that the continuing shareholders no longer owned an interest in Maxxim, Maxxim was not able to continue to account for the November 1999 transaction using recapitalization accounting. Accordingly, the purchase method of accounting for the November 1999 transaction was applied to the accompanying financial statements as of June 7, 2002. Therefore, a new basis of accounting is reflected in the accompanying financial statements as of June 7, 2002, and no prior period financial statements have been adjusted. The impact of the change in the basis of accounting as of June 7, 2002 was to reduce the carrying value of goodwill by approximately $2,460,000 (primarily as a result of the use of a twenty year amortization period for goodwill rather than the use of a 30 year life).

On February 7, 2002, Maxxim changed its fiscal year-end from a fiscal year ending on the Sunday nearest to October 31 to a fiscal year ending on the Sunday nearest to December 31.

                              Biosafety Division of
                              Maxxim Medical, Inc.

                Notes to Interim Financial Statements (continued)
                                   (Unaudited)


1.   BASIS OF PRESENTATION (CONTINUED)

These financial statements should be read in conjunction with the Division's audited financial statements for the periods ended December 30, 2001. Certain disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been omitted in these unaudited interim financial statements. The accompanying financial statements reflect all adjustments of a normal recurring nature which, in the opinion of management, are necessary for a fair presentation of the results for the interim periods presented.

On October 25, 2002, Maxxim completed the sale of certain assets of the Division to Medical Action Industries, Inc. ("Medical Action") (see Note 4).

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

The Division recognizes revenue upon shipments to customers, pursuant to customer orders. The Division grants rebates to certain of its customers. Sales to customers that entitle the customer to rebates, and the related receivables, are recognized net of the expected rebate.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Due to the short maturities of the Division's cash, receivables and payables, the carrying value of these financial instruments approximates their fair values.

CONCENTRATIONS OF CREDIT RISK

Trade receivables have a concentration of credit risk with hospitals and healthcare distributors. The Division performs continuing credit evaluations of its customers and generally does not require collateral; however in certain circumstances, we may require letters of credit from our customers. Historically, the Division has not experienced significant losses related to receivables from individual customers or groups of customers in any geographic area.

                              Biosafety Division of
                              Maxxim Medical, Inc.

                Notes to Interim Financial Statements (continued)
                                   (Unaudited)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

Historically, the Division's balance sheet has not reflected the accounts receivable from the sale of its products because such receivables were administered by Maxxim's corporate office and maintained on the corporate general ledger. In addition, the receivable balances attributable to the Division's sale transactions were not maintained separately from the receivables from sales made by other divisions. As a result of the above and in order to reflect a receivable balance that fairly presents the Division's financial position, the accompanying balance sheets have been prepared as if Maxxim reimbursed the Division for receivables after such amounts had been outstanding for 30 days. Accordingly, the balance sheets reflect accounts receivable balances representing the Division's actual net sales made on the last 30 days of the fiscal period. Consistent with this assumption, an allowance for doubtful accounts has not been provided in the accompanying balance sheets.

GOODWILL

Maxxim acquired the Division in June 1998 for approximately $31,267,000 in cash and the assumption of approximately $5,300,000 of capital lease obligations and accounted for the acquisition under the purchase method. The purchase price was allocated to the fair value of the tangible and intangible net assets acquired. Goodwill related to Maxxim's purchase of the Division was $23,737,000 of which $20,968,000 remained unamortized as of December 30, 2001. The goodwill balance was being amortized over 30 years. The Division evaluates its goodwill for impairment by comparing the carrying value to estimated undiscounted future cash flows. If an impairment were identified, the Division would adjust the carrying amount to the value of the future discounted cash flows. At December 30, 2001, no goodwill impairment exists. The Division adopted SFAS No. 142, "Goodwill and Other Intangible Assets" on December 31, 2001 and in accordance with such statement, ceased amortization of goodwill as of December 31, 2001. SFAS No. 142 also requires that goodwill be assessed for impairment upon adoption and annually thereafter. While management believes that an impairment loss will be incurred in fiscal 2002 in connection with the sale of the Division to Medical Action on October 25, 2002 (see Note 4), the accompanying financial statements do not reflect any potential impact on the carrying value of goodwill or property, plant and equipment resulting from the sale of the Division.

                              Biosafety Division of
                              Maxxim Medical, Inc.

                Notes to Interim Financial Statements (continued)
                                   (Unaudited)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVENTORIES

Inventory is carried at the lower of cost or market. In determining market value, allowances for excess and obsolete items are provided. Cost is determined using the average cost method.

Inventory included the following as of:

                                                        SEPTEMBER 29, 2002
                                                        ------------------
                                                          (IN THOUSANDS)
                                                           (UNAUDITED)

   Raw materials                                                      $356
   Work in progress                                                     28
   Finished goods                                                      597
   Allowance for excess and obsolete inventory                        (135)
                                                        ------------------
                                                                     $ 846
                                                        ==================

PROPERTY, PLANT AND EQUIPMENT

The costs of ordinary maintenance and repairs are expensed, while renewals and betterments are capitalized. Depreciation on property and equipment is computed for financial reporting purposes using the straight-line method over the estimated useful lives of the assets. Property and equipment included the following as of:

                                        USEFUL LIFE          SEPTEMBER 29, 2002
                                       -----------------------------------------
                                                              (IN THOUSANDS)
                                                               (UNAUDITED)
     Land                                                            $   271
     Buildings and Improvements         5-25 years                     1,956
     Machinery and Equipment            2-10 years                     6,706
     Furniture and Fixtures              3-5 years                       432
     Accumulated Depreciation                                         (4,953)
                                                        ------------------------
                                                                     $ 4,412
                                                        ========================

                              Biosafety Division of
                              Maxxim Medical, Inc.

                Notes to Interim Financial Statements (continued)
                                   (Unaudited)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

The Division is included in the consolidated return of Maxxim for federal income tax purposes. The Division uses the asset and liability method of accounting for income taxes whereby deferred income taxes are recorded for the future tax consequences attributable to differences between the financial statement and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred tax assets and liabilities are revalued to reflect new tax rates in the periods rate changes are enacted.

RECENT ACCOUNTING PRONOUNCEMENTS

Business Combinations and Goodwill Impairments

In June 2001, the Financial Accounting Standards Board issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 changes the accounting for goodwill from an amortization method to an impairment-only approach, whereby goodwill is assessed annually for impairment and more frequent assessments are conducted if circumstances indicate a possible impairment. SFAS No. 142 requires the Company to continue to amortize goodwill existing at June 30, 2001 through December 30, 2001, ceasing goodwill amortization at the beginning of fiscal year 2002. Goodwill amortization charges for the year ending October 28, 2001 were $791,000 and the amortization charges for the two month period ended December 30, 2001 were $132,000. While management believes that an impairment loss will be incurred in fiscal 2002 in connection with the sale of the Division to Medical Action on October 25, 2002 (see Note 4), the accompanying financial statements do not reflect any potential impact on the carrying value of goodwill or property, plant and equipment resulting from the sale of the Division.

                              Biosafety Division of
                              Maxxim Medical, Inc.

                Notes to Interim Financial Statements (continued)
                                   (Unaudited)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Impairment and Disposal of Long-Lived Assets

In October 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 144, "Accounting for the Impairment of Long-Lived Assets". The statement is effective in fiscal 2002 on a prospective basis. The statement establishes a single accounting model for the impairment of long-lived assets to be held and used or to be disposed of by sale or abandonment and broadens the definition of discontinued operations. The adoption of SFAS No. 144 in fiscal 2002 did not have a material impact on the Division's financial position or results of operations.

Asset Retirement Obligations

In August 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations" which is effective in fiscal 2003. The statement requires the recording of an asset and a liability equal to the present value of the estimated costs associated with the retirement of long-lived assets where a legal or contractual obligation exists. The asset is required to be depreciated over the life of the related equipment or facility, and the liability accreted each year based on a present value interest rate. The Division has not yet evaluated the impact of adopting SFAS No. 143 on its financial position or results of operations.

3.   DIVISIONAL CONTROL

The Division operates as a division of Maxxim. Accordingly, all operating, financing and investing activities of the Division are funded through interdivisional transactions with Maxxim and its other operating divisions and subsidiaries. The accompanying financial statements reflect this activity in the divisional control account.

There has been no direct interest income or expense allocated to the Division by Maxxim with respect to net liabilities or receivables.

                              Biosafety Division of
                              Maxxim Medical, Inc.

                Notes to Interim Financial Statements (continued)
                                   (Unaudited)

3.   DIVISIONAL CONTROL (CONTINUED)

The changes in the Division's Divisional Control account are as follows:

                                                       NINE MONTHS ENDED
                                                      DECEMBER 31, 2001 -
                                                       SEPTEMBER 29, 2002
                                                      -------------------
                                                          (IN THOUSANDS)
                                                           (UNAUDITED)

Balance, beginning of period                          $            23,989
Net earnings                                                          858
Purchase accounting                                                   308
Funding provided to Maxxim                                         (1,323)
                                                      -------------------
Balance, end of period                                $            23,832
                                                      ===================

4.   SUBSEQUENT EVENTS

On October 25, 2002, Maxxim completed the sale of certain assets related to the Division to Medical Action Industries, Inc. ("Medical Action"). Maxxim received approximately $19,500,000 for these assets and related supply and non-compete agreements. In conjunction with the sale, Maxxim repaid capital lease obligations outstanding on related buildings and equipment of approximately $2,885,000.

                   PRO FORMA COMBINED CONDENSED FINANCIAL DATA

     The Unaudited Pro Forma Combined Statement of Operations of the Registrant for the fiscal year ended March 31, 2002 and the six-month period ended September 30, 2002 (the "Pro Forma Statements of Operations"), and the Unaudited Pro Forma Combined Balance Sheet of the Registrant as of September 30, 2002 (the "Pro Forma Balance Sheet" and, together with the Pro Forma Statements of Operations, the "Pro Forma Financial Statements"), have been prepared to illustrate the estimated effect of the acquisition of the Biosafety Division of Maxxim Medical, Inc. (the "Acquisition"). The Pro Forma Financial Statements do not reflect any anticipated costs savings from the Acquisition, or any synergies that are anticipated to result from the Acquisition, and there can be no assurance that any such cost savings or synergies will occur. The Pro Forma Statements of Operations give pro forma effect to the Acquisition as if they had occurred on April 1, 2001 and April 1, 2002. The Pro Forma Balance Sheet gives pro forma effect to the Acquisition as if it has occurred on September 30, 2002. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Registrant that would have actually been obtained had such Acquisition been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Registrant believes are reasonable. The Pro Forma Financial Statements should be read in conjunction with the separate historical consolidated financial statements of the Registrant and the notes thereto.

     A preliminary purchase price allocation has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements based on available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Registrant's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Registrant believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financial Statements are subject to change, and the final amounts may differ.

                         MEDICAL ACTION INDUSTRIES INC.
                   Unaudited Pro Forma Combined Balance Sheet
                               September 30, 2002

                                                  Medical Action       Biosafety Division of
                                                  Industries Inc.       Maxxim Medical, Inc.                    Pro Forma Combined
                                                September 30, 2002       September 29, 2002      Adjustments    September 30, 2002
                                                ------------------       ------------------      -----------    ------------------
ASSETS
Current assets:
    Cash                                            $   712,000                                                    $    712,000
    Accounts receivable, less allowance
         for doubtful account                         9,283,000          $ 1,469,000  note 1    $  (1,469,000)        9,283,000
    Inventories                                      13,252,000              846,000  note 2           54,000        14,152,000
    Prepaid expenses                                    636,000                                                         636,000
    Deferred income taxes                               217,000              458,000  note 1         (458,000)          217,000
    Other current assets                                 44,000                                                          44,000
                                                     ----------           ----------             ------------        ----------
Total current assets                                 24,144,000            2,773,000               (1,873,000)       25,044,000
Property and equipment, net                           9,876,000            4,412,000  note 2        1,248,000        15,536,000
Due from officers                                       382,000                                                         382,000
Goodwill                                             25,185,000           21,277,000  note 2      (10,707,000)       35,755,000
Trademarks                                              596,000                       note 2           70,000           666,000
Other intangible assets                                 322,000                       note 2        2,300,000         2,622,000
Other assets                                            184,000                       note 3          318,000           502,000
                                                     ----------           ----------             ------------        ----------
Total assets                                       $ 60,689,000         $ 28,462,000           $   (8,644,000)     $ 80,507,000
                                                     ==========           ==========             =============       ==========

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
    Accounts payable                                  2,658,000            1,250,000  note 1       (1,250,000)        2,658,000
    Accrued expenses, payroll and
        payroll taxes                                 2,233,000              261,000  note 1         (261,000)        2,233,000
    Accrued income taxes                                 82,000                                                          82,000
    Current portion of capital lease
        obligations                                                          652,000  note 1         (652,000)
    Current portion of long-term debt                 2,160,000                       note 3        3,200,000         5,360,000
                                                     ----------           ----------             ------------        ----------
Total current liabilities                             7,133,000            2,163,000                1,037,000        10,333,000
Deferred income taxes                                   982,000                                                         982,000
Capital lease obligations, less current
        portion                                                            2,467,000  note 1       (2,467,000)
Long-term debt, less current portion                 14,565,000                       note 3       16,618,000        31,183,000
                                                     ----------           ----------             ------------        ----------
                                                     22,680,000            4,630,000               15,188,000        42,498,000
                                                     ----------           ----------             ------------        ----------
Shareholder's equity:
    Common stock                                         10,000                                                          10,000
    Additional paid in capital                       11,640,000                                                      11,640,000
    Divisional control account                                            23,832,000  note 1      (23,832,000)
    Retained earnings                                26,359,000                                                      26,359,000
                                                     ----------           ----------             ------------        ----------
Total shareholders' equity                           38,009,000           23,832,000              (23,832,000)       38,009,000
                                                     ----------           ----------             ------------        ----------

Total liabilities and shareholders' equity         $ 60,689,000         $ 28,462,000           $   (8,644,000)     $ 80,507,000
                                                     ==========           ==========             =============       ==========




Notes to unaudited Pro Forma Balance Sheet:

Note 1
To eliminate the value of assets and liabilities not acquired in connection with the acquisition of the Biosafety Division of Maxxim Medical, Inc.

Note 2
To adjust the value of the acquired assets to the estimated fair market value.

Note 3
To record the cash purchase price and incremental financing fees which were financed by additional borrowings under Registrant's lending facility. The purchase price of $19,500,000 was paid at closing.

                         MEDICAL ACTION INDUSTRIES INC.
                  Unaudited Pro Forma Statements of Operations
                    for the fiscal year ended March 31, 2002

                                           Medical Action
                                           Industries Inc.     Biosafety Division of                            Pro Forma
                                           for the fiscal       Maxxim Medical, Inc.                           Combined for
                                             year ended        for the twelve months                          the fiscal year
                                            March 31, 2002             ended             Reclassifications        ended
                                              (audited)           December 30, 2001      and adjustments      March 31, 2002
                                               --------           -----------------   ---------------------   --------------
Net sales                                    $ 82,836,049            $ 30,668,000                             $113,504,049
Cost of sales                                  57,301,092              18,346,000      $ (600,129)  note 1      75,046,963
                                               ----------              ----------        --------              -----------
Gross profit                                   25,534,957              12,322,000         600,129               38,457,086
Selling, general and
    administrative expenses                    15,208,484               8,105,000          99,450  note 4       23,412,934
Intangibles amortization expense                                                         (571,000) note 2         (571,000)
Interest expense                                  265,437                 303,000         562,313  note 3        1,130,750
Interest income                                   (74,383)                      -               -                  (74,383)
                                               ----------              ----------        --------              -----------
Income before income taxes                     10,135,419               3,914,000         509,366               14,558,785
Income tax expense                              3,864,774               2,029,000        (342,310) note 5        5,551,464
                                               ----------              ----------        --------              -----------
Net income                                   $  6,270,645            $  1,885,000      $  851,676             $  9,007,321
                                               ==========              ==========        ========              ===========
Net income per common share
    Basic                                           $0.68                                                            $0.97
                                                    =====                                                            =====
    Diluted                                         $0.62                                                            $0.89
                                                    =====                                                            =====

Basic shares                                    9,251,430                                                        9,251,430
Diluted shares                                 10,139,700                                                       10,139,700


Notes to Pro Forma Statement of Operations:

Note 1
Property, plant and equipment is being depreciated over estimated useful lives. The Biosafety Division of Maxxim Medical, Inc. depreciated the $9,297,000 of fixed assets appearing on its December 30, 2001 balance sheet at the annual rate of $1,184,000. Upon consummation of the Acquisition by Registrant the fair value of the fixed assets acquired was $5,661,000 with annual depreciation projected to be $583,871.

Note 2
To eliminate the amortization of goodwill by the Biosafety Division of Maxxim Medical Inc. and to record the amortization of intangible assets acquired by Registrant. Registrant valued the acquired intangible assets at their appraised fair value. The intangible assets acquired consist of customer relationships valued at $1,600,000 with an estimated useful life of 20 years and annual amortization expense of $80,000, a non-competition agreement valued at $700,000 with an estimated useful life of five years and annual amortization expense of $140,000, trademarks valued at $70,000 and goodwill of $10,570,000 which will be tested for impairment at least on an annual basis by applying a fair value based test. The Biosafety Division of Maxxim Medical, Inc. incurred amortization of goodwill during the year ended December 30, 2001 of $791,000.

Note 3
Represents incremental interest expense incurred as a result of the Acquisition. The purchase price was funded by Registrant's existing credit facility. The current interest rate on the Registrant's borrowings for the Acquisition was 4.4375%. The purchase price was $19,500,000 and was paid at closing. The Registrant's existing credit facility is based on either LIBOR or Prime Rate plus a spread and is subject to change.

Note 4
Effect of incremental financing fees as the amount of the credit facility which was entered into on October 21, 2002 was impacted by the Acquisition.

Note 5
To reflect Registrant's tax rate on the acquired division and the pro forma income statement adjustment noted above.

                         MEDICAL ACTION INDUSTRIES INC.
                  Unaudited Pro Forma Statements of Operations
                   for the six months ended September 30, 2002


                                            Medical Action
                                            Industries Inc.     Biosafety Division of                          Pro Forma Combined
                                          for the six months     Maxxim Medical, Inc.                          for the six months
                                                 ended         for the six months ended   Reclassifications           ended
                                          September 30, 2002       September 29, 2002      and adjustments     September 30, 2002
                                          ------------------          --------------     ------------------    ------------------
Net sales                                    $ 46,130,000             $12,539,000                                $  58,669,000
Cost of sales                                  31,877,000               8,255,000        $ (290,065)  note 1        39,841,935
                                               ----------               ---------          --------                 ----------
Gross profit                                   14,253,000               4,284,000           290,065                 18,827,065
Selling, general and
    administrative expenses                     8,293,000               3,402,000            49,725   note 4        11,744,725
Intangibles amortization expense                                                            110,000   note 2           110,000
Interest expense                                  170,000                  58,000           374,657   note 3           602,657
Interest income                                  (36,000)                       -                 -                    (36,000)
                                               ----------               ---------          --------                 ----------
Income (loss) before income taxes               5,826,000                 824,000          (244,317)                 6,405,683
Income tax expense                              2,214,000                 321,000          (100,720)  note 5         2,434,280
                                               ----------               ---------          --------                 ----------
Net income (loss)                            $  3,612,000              $  503,000        $ (143,597)             $   3,971,403
                                               ==========           =============         ==========              ============

Net income per common share
    Basic                                           $0.38                                                                $0.42
                                                    =====                                                                =====
    Diluted                                         $0.35                                                                $0.39
                                                    =====                                                                =====

Basic shares                                    9,510,057                                                            9,510,057
Diluted shares                                 10,187,438                                                           10,187,438


Notes to Pro Forma Statement of Operations:

Note 1
Property, plant and equipment is being depreciated over estimated useful lives. The Biosafety Division of Maxxim Medical, Inc. depreciated the $9,365,000 of fixed assets appearing on its September 29, 2002 balance sheet at the annual rate of $1,164,000 or $582,000 for the six months ended September 30, 2002. Upon consummation of the Acquisition by Registrant the fair value of the fixed assets acquired was $5,661,000 with annual depreciation projected to be $583,871 or $291,935 for the six months ended September 30, 2002.

Note 2
To record six months amortization of intangible assets acquired by Registrant. Registrant valued the acquired intangible assets at their appraised fair value. The intangible assets acquired consist of customer relationships valued at $1,600,000 with an estimated useful life of 20 years and annual amortization expense of $80,000, a non-competition agreement valued at $700,000 with an estimated useful life of five years and annual amortization expense of $140,000, trademarks valued at $70,000 and goodwill of $10,570,000 which will be tested for impairment at least on an annual basis by applying a fair value based test..

Note 3
Represents incremental interest expense incurred as a result of the Acquisition. The purchase price was funded by Registrant's existing credit facility. The current interest rate on the Registrant's borrowings for the Acquisition was 4.4375%. The purchase price was $19,500,000 and was paid at closing. The Registrant's existing credit facility is based on either LIBOR or Prime Rate plus a spread and is subject to change.

Note 4
Effect of incremental financing fees as the amount of the credit facility which was entered into on October 21, 2002 was impacted by the Acquisition.

Note 5
To reflect Registrant's tax rate on the acquired division and the pro forma income statement adjustment noted above.